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Exhibit 10.48

Free Translation

Journal N°16,102-2010

IRREVOCABLE COMMERCIAL COMMISSION

AMONG

ROYAL GOLD, INC. ET AL.

AND

HSBC BANK USA, NATIONAL ASSOCIATION

        In Santiago, Republic of Chile, on May 7, 2010, before me, RENÉ BENAVENTE CASH, attorney, Notary Public, Regular Notary of the Forty-Fifth Notarial Office of Santiago, domiciled in this city at Huérfanos 979, 7th floor, there appear: Mr. ANTONIO JOSE CUSSEN MACKENNA, Chilean, married, commercial engineer, national identity card number 5,071,481-0, on behalf of, as shall be evidenced, ROYAL GOLD, INC., a company incorporated and existing under the laws of the State of Delaware, United States of America, taxpayer identification number 59,127,280-2, and HIGH DESERT MINERAL RESOURCES, INC., a company incorporated and existing under the laws of the State of Delaware, United States of America, taxpayer identification number 59,127,290-K, for these purposes all of them domiciled at Avda. Andrés Bello N° 2711, 16th Floor, borough of Las Condes, Santiago, on the one hand; and as the other, JOSE FRANCISCO SANCHEZ DROUILLY, Chilean, married, attorney, national identity card number 6.866.519-1, and HUGO SEBASTIAN PRIETO ROJAS, Chilean, single, attorney, national identity card number 11.947.423-K, both on behalf, as shall be evidenced, "HSBC BANK USA, NATIONAL ASSOCIATION", a bank incorporated and existing according to the laws of the United States of America, hereinafter indistinctively also called the "Agent", acting pro se and on behalf of the "Lenders" defined in Section One below, all domiciled, for these purposes, at Magdalena 140, 20th floor, borough of Las Condes, Santiago, the appearing parties of legal age, who I know for having evidenced their identities with the aforesaid identity cards, state:

FIRST:    BACKGROUND

        One. One.    On January 20, 2010, a Term Loan Facility Agreement (the "Term Loan Facility Agreement") was signed in the English language among ROYAL GOLD, INC., a United States company, as borrower, hereinafter indistinctively the "Main Borrower", ROYAL GOLD CHILE LIMITADA, a Chilean company, and RGLD GOLD CANADA, INC, and HIGH DESERT MINERAL RESOURCES, INC., foreign companies, as guarantors (hereinafter indistinctively the "Guarantors") or together with the Main Borrower, the "Credit Parties"; HSBC BANK USA, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as lenders and together with other lenders that eventually acquire that status under the Term Loan Facility Agreement, indistinctively called the "Lenders", and also as an administrative agent on behalf of all Lenders ("Administrative Agent"), and HSBC SECURITIES (USA) INC., as sole lead arranger (Sole Lead Arranger), hereinafter indistinctively the "Sole Lead Arranger". Pursuant to the Term Loan Facility Agreement, both this instrument as well as the notes and several other instruments relating to the Term Loan Facility Agreement are included in the definition of Credit Documents, hereinafter the "Credit Documents". The Term Loan Facility Agreement was subsequently amended on March 26, 2010, by way of an instrument executed in the English language named "Amended and Restated Term Loan Facility Agreement". For the purposes of this instrument, the term "Term Loan Facility Agreement" shall hereinafter refer to the "Amended and Restated Term Loan Facility Agreement", and also include all amendments, supplements and/or restated texts that have been executed in the past or that may be executed in the future with respect to such instrument.

        One. Two.    Under the Term Loan Facility Agreement, the Lenders granted a loan to the Main Borrower for one hundred thirty million United States dollars, hereinafter the "Loan", which should be used by the Main Borrower and RG Exchangeco, Inc., its subsidiary, to acquire all shares in INTERNATIONAL ROYALTY CORPORATION, a Canadian company. The funds from the Loan must be made available to the Main Borrower after all conditions established in Article V of the Term Loan Facility Agreement have been met.

        One. Three.    The Credit Documents contain several obligations owed to each of the Lenders and the Agent, all included in the definition of "Obligations" as defined in the Term Loan Facility Agreement, enforceable against the Main Borrower and the other Credit Parties. Such obligations will be hereinafter called the "Obligations" and they include, for example, the payment of principal, interest, expenses, expenditures, reimbursements and indemnity obligations as well as all other amounts and fulfillment of all other obligations assumed, such as, merely by way of example and not limitation: (i) The "Affirmative Covenants" set down in Article VI of the Term Loan Facility Agreement, whereby the Credit Parties promised to complete several actions during the terms of the Obligations, including those indicated in Section 6.16, consisting of executing a series of collateral agreements defined in the Term Loan Facility Agreement as the "Chilean Security Documents", hereinafter the "Chilean Security", which include: (a) the pledge on equity interests in ROYAL GOLD CHILE LIMITADA by the partners therein, as executed in the public deed signed on the date herewith before the attesting notary; (b) the pledge on royalty rights or royalties held by ROYAL GOLD CHILE LIMITADA regarding the mining projects known as Pascua-Lama, El Toqui and Andacollo, all included in the definition of "Material Royalties" as defined in the Term Loan Facility Agreement; (c) a public deed of surety and joint and several co-debt; and (d) any other security associated or related to the foregoing. The Chilean Security must be executed in terms formally and substantively acceptable to the Agent no later than May 28, 2010, and any notice in regard thereto must also be delivered no later than June 28, 2010. A legal opinion of the counsel to ROYAL GOLD CHILE LIMITADA must also be delivered in this latter period of time on the signature and perfecting of the aforesaid Material Royalties pledges; (ii) The "Negative Covenants" assumed by the Credit Parties in Article VII of the Term Loan Facility Agreement; (iii) The "Guaranty" granted according to Article XI of the Term Loan Facility Agreement by which each Guarantor undertook unconditionally and irrevocably to be the surety and joint and several co-debtor of full and timely payment of any and all of the Obligations, either at original maturity or upon acceleration.

        One. Four.    The Term Loan Facility Agreement is subject to the laws of the State of New York, United States of America, and the parties thereto have submitted the resolution of any dispute, claim, action or procedure that may arise in relation to the Term Loan Facility Agreement to the jurisdiction of the State or Federal Courts sitting in New York City, State of New York, United States of America.

SECOND:    COMMISSION AND SPECIAL POWER OF ATTORNEY FROM PRINCIPALS

        Two. One.    As stated in the preceding clause, in order to guarantee the full, complete and timely compliance of the Obligations, ROYAL GOLD, INC. and HIGH DESERT MINERAL RESOURCES, INC. established in favor of the Agent a commercial pledge (hereinafter the Pledge) on their respective equity interests in ROYAL GOLD CHILE LIMITADA, a limited liability company duly incorporated and in good standing in accordance with the laws of the Republic of Chile, taxpayer identification number 76.763.240-1, incorporated by public deed executed on January 11, 2007 in the Santiago Notarial Office of Mr. Raúl Undurraga Lazo. An abstract of such deed was published in the Official Gazette on February 9, 2007 and registered on page 5752, number 4347, of the 2007 Commercial Registry of Santiago. It is hereinafter called the Company. Furthermore, a second transitory article was added to the by-laws of the Company by deed executed on the date herewith before the attesting notary which stipulated that if, as a consequence of an Event of Default as defined in the Term Loan Facility Agreement, the Lenders or Agent foreclose the pledge or file any other procedure, the outcome of which signifies that the equity interests in the Company will be auctioned publicly, ROYAL GOLD, INC. and HIGH DESERT MINERAL RESOURCES, INC. hereby grant their unconditional and irrevocable prior authorization pursuant to Article 404.3 of the Commercial Code or whatever article succeeds or replaces it and, therefore, their consent to the foreclosure of the Pledge according to the applicable legal procedures; and that the awardees of the respective equity interests in the Company will become partners therein and substitute for them in the performance of the functions corresponding thereto in the management of the Company. Both ROYAL GOLD, INC. as well as HIGH DESERT MINERAL RESOURCES, INC. undertook to sign the corresponding deeds of assignment of equity interests and amendment of by-laws.

        Two. Two.    The parties, on behalf of ROYAL GOLD, INC. and HIGH DESERT MINERAL RESOURCES, INC., hereinafter called the "Principals", under due authorization hereby confer an irrevocable commercial commission or power of attorney in order to facilitate execution of the deeds of assignments of interests indicated in Section Two. One above, and they grant a special power of attorney, but as broad as necessary by law, to the Agent in order for the Agent, acting through its duly empowered attorneys or representatives or through the persons it designates to such end, and in the name and on behalf thereof, to be able to sign the public deeds of assignment of interests and amendment of by-laws of the Company in order to reflect the assignment and transfer of the equity interests in the Company owned by each of the Principals because of the foreclosure of the Pledge, according to the procedure in Decree Law 776 of December 19, 1925 or the applicable rules of law. The exact text of the deeds of by-law amendment will be determined by the court intervening in the involuntary sale of the corporate interests or, in absence thereof, by the Agent, in which case it may not extend to other aspects except those strictly necessary to perfect the valid transfer of the corporate interests to the awardees thereof. This commercial commission will include and extend to any corporate interests, actions or other equity rights substituting or replacing the equity interests in the Company, either by merger, division, transformation or any other form of restructuring of the Company or for another reason.

        Two. Three    Each Principal expressly declares that given the nature of this commission, it hereby releases the attorney from the obligation to render an account and further accepts and assumes that the Agent shall have no liability of any type if all or part thereof cannot be completed thereby for any cause or reason, and it hereby releases the Agent from any such liability. It is further stipulated that any default by a Principal on the obligations assumed herein at any time whatsoever shall entitle the Agent to resign, ipso facto and immediately, all or part of the requested commissions, as the agent deems pertinent, without any type of liability, which each Principal hereby accepts, notwithstanding giving written notice to the Principals about the resignation.

THIRD:    IRREVOCABLE NATURE OF THE COMMISSION

        The commission granted herein by each Principal is entirely irrevocable according to Article 241 of the Commercial Code until the obligations secured by the Pledge have been completely fulfilled because it has been agreed to be to the benefit of the mutual interests of the Principals and the Agent, as the representative of the Lenders. The commission may only terminate by resignation of the attorney having notified by certified letter to each Principal 30 days in advance of the date when the resignation is to take effect or by extinguishment of the Pledge and by the extinguishment of the guaranteed Obligations.

FOURTH:    NO FEE

        The commission agent shall not receive any fee from the Principals for fulfilling the commissions established in this deed and it shall be liable for ordinary negligence. All expenses, notarial fees, taxes and disbursements accruing or arising out of performance of these commissions shall be the exclusive expense of the Principals, in proportion to their equity interests in the Company.

FIFTH:    ACCEPTANCE OF THE COMMISSION

        The Agent hereby expressly accepts the commission and special power of attorney set down herein in the terms indicated above, in the name and on behalf of each of the Principals, and promises to fulfill it faithfully.

SIXTH:    PROCESS AGENT

        Each of the Principals grants a special, irrevocable power of attorney to Sergio Orrego Flory, Chilean, married, lawyer, national identity card number 7,051,727-2 and to María Elena Dörr Bulnes Chilean, single, lawyer, national identity card number 8,459,196-3, in order for any one thereof, acting indistinctively and separately, to receive on their behalf judicial and/or extrajudicial notifications and requests in any action, procedure or lawsuit relating to the contract set down in this deed and the secured obligations, regardless of the procedure applicable or the court or authority entrusted with the hearing thereof. Therefore, upon notification or request to the attorney-in-fact, the Principal shall be deemed validly served in such action, procedure or lawsuit. In exercising this irrevocable power of attorney, the attorneys-in-fact shall be amply empowered to represent each of the Principals judicially, which includes receiving any type of notification, answering claims and acting with the judicial powers contained in both subparagraphs of Article Seventh of the Code of Civil Procedure, which are deemed expressly stated. Each of the Principals expressly represents that the power of attorney set down in this clause is irrevocable in the terms of Article 241 of the Commercial Code because the execution thereof is of interest to the Lenders. Present in this act are Sergio Orrego Flory and Maria Elena Dörr Bulnes, both domiciled, for these purposes, in this city at Avda. Andrés Bello 2711, 16th floor, borough of Las Condes, of legal age, who evidenced their identity by the aforesaid identity cards and declare that they accept the power of attorney granted thereto in this Section and promise not to resign it without written consent of the Agent.

SEVENTH:    NO LIMITATION

        The agreement set down herein shall not be considered under any circumstances to be an amendment, substitution or limitation of the rights granted to the Lenders under the Term Loan Facility Agreement.

EIGHTH:    FURTHER COMMITMENTS

        Each of the Principals undertakes to make the representations and carry out all such actions in time and form at the expense thereof that the Agent may reasonably request or consider it necessary to allow the Agent to exercise this power of attorney adequately. To such end, each Principal undertakes to execute all such instruments, documents and contracts, obtain all consents, approvals and other authorizations necessary to create the power of attorney granted herein legally and validly, without committing a contractual or legal default, and undertakes to give all notices and instructions that the Agent may consider necessary.

NINTH:    DOMICILE

        For all legal purposes derived from this deed, each of the Principals elects its domicile as Santiago and submits to the jurisdiction of the ordinary courts of justice sitting and with venue in the borough of Santiago, Chile. This power of attorney is governed by the laws and other regulations and provisions in effect in the Republic of Chile.

TENTH:    EXPENSES; SUPPLEMENTAL DEEDS

        The expenses, taxes, notarial and registration fees relating to the execution or registration of this deed as well as those resulting from supplemental public deeds that might have to be executed in order to clarify, rectify or amend this deed, will be paid by the Principals and each thereof grants a special and irrevocable power of attorney to Sergio Orrego Flory and María Elena Dörr Bulnes in order for any one thereof, acting with a representative of the Agent on behalf thereof, to be able to draft any text necessary to correct this public deed and attain the full effectiveness hereof. In use of their attributions, the representatives may correct and rectify the contents of this deed, the identification of the parties and/or the Company, or complete the data necessary for perfection of the agreements stipulated by the parties. Similarly, the representatives are empowered to execute those texts to public deed and register them in the respective registries together with this deed.

ELEVENTH:    HEADINGS

        The headings and titles contained in this deed have been placed for convenience and reference only and do not amend or interpret the intention of the parties in any way nor affect any of the stipulations herein.

        AUTHORITIES.    The authority of Antonio José Cussen Mackenna to represent ROYAL GOLD, INC. is set down in the power of attorney granted in Denver, Colorado, United States of America, on March 31, 2010 which, after due legalization, was filed on April 9, 2010 with the Notary of Santiago of Mr. Andrés Rubio Flores. The authority of Antonio Cussen Mackenna to represent HIGH DESERT MINERAL RESOURCES, INC. is set down in the power of attorney granted in Denver, Colorado, United States of America, on March 31, 2010 which, after due legalization, was filed on April 9, 2010 with the Notary of Santiago of Mr. Andrés Rubio Flores. The authority of José Francisco Sanchez Drouilly and Hugo Sebastián Prieto Rojas to represent HSBC BANK USA, NATIONAL ASSOCIATION, is set down in the power of attorney granted in New York on April 8, 2010 which, after due legalization, was filed on April 19, 2010 in the Santiago Notary of Mr. René Benavente Cash. The authorities are not inserted, at the request of the parties, as they are known to the parties and to the attesting Notary. In witness whereof, the parties sign after reading, together with the attesting Notary. I issued a copy. I attest.

/s/ Antonio Jose Cussen MacKenna ANTONIO JOSÉ CUSSEN MACKENNA for ROYAL GOLD, INC.
/s/ Antonio Jose Cussen MacKenna ANTONIO JOSÉ CUSSEN MACKENNA] for HIGH DESERT MINERAL RESOURCES, INC.
/s/ Jose Francisco Sanchez Drouilly JOSE FRANCISCO SANCHEZ DROUILLY for HSBC BANK USA, NATIONAL ASSOCIATION
/s/ Hugo Sebastian Prieto Rojas HUGO SEBASTIAN PRIETO ROJAS for HSBC BANK USA, NATIONAL ASSOCIATION

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  Exhibit 10.48
IRREVOCABLE COMMERCIAL COMMISSION AMONG ROYAL GOLD, INC. ET AL. AND HSBC BANK USA, NATIONAL ASSOCIATION